UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 22, 2009
POLARIS INDUSTRIES INC.
(Exact name of Registrant as specified in its charter)

Minnesota	1-11411	41-1790959
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
2100 Highway 55
Medina, Minnesota 55340
(Address of principal executive offices)
(Zip Code)
(763) 542-0500
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
     On January 22, 2009, Polaris Industries Inc. (the “Company”) amended and restated the Polaris Industries Inc. Supplemental Retirement/Savings Plan (the “SERP”) to (i) accommodate deferral of awards granted under the Polaris Industries Inc. 2007 Omnibus Incentive Plan; (ii) accommodate deferral of up to 50% of base salary into the SERP; (iii) allow for segregation of assets to be paid under the SERP in the form of rabbi trusts and (iv) to make certain other technical and conforming changes. The amendment and restatement of the SERP is effective as of December 31, 2008.
     In addition, the Company amended and restated the Polaris Industries Inc. Senior Executive Annual Incentive Compensation Plan (the “Senior Executive Plan”) to (i) extend the term of such plan to December 31, 2014 and (ii) to provide that eligible senior executives shall be permitted to defer receipt of incentive compensation awards under such plan in accordance with the terms of the SERP. The amendment and restatement of the Senior Executive Plan is effective as of December 31, 2008.
     The Company also amended and restated the Polaris Industries Inc. Long Term Incentive Plan (the “LTIP”) to (i) extend the term of such plan to December 31, 2014 and (ii) to provide that participants shall be permitted to elect to defer receipt of incentive compensation awards under such plan in accordance with the terms of the SERP. The amendment and restatement of the LTIP is effective as of December 31, 2008.
     The foregoing descriptions are qualified in their entirety by reference to the SERP, Senior Executive Plan and LTIP, as applicable, which are attached hereto as Exhibits 10.a, 10.b and 10.c, respectively, and are incorporated herein by this reference.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.

10.a	Polaris Industries Inc. Supplemental Retirement/Savings Plan, as amended and restated effective December 31, 2008.

10.b	Polaris Industries Inc. Senior Executive Annual Incentive Compensation Plan, as amended and restated effective December 31, 2008.

10.c	Polaris Industries Inc. Long Term Incentive Plan, as amended and restated effective December 31, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: January 28, 2009

POLARIS INDUSTRIES INC.
/s/ Michael W. Malone
Michael W. Malone
Vice President — Finance, Chief Financial Officer and Secretary of Polaris Industries Inc.

EXHIBIT INDEX

Exhibit No.	Description

10.a	Polaris Industries Inc. Supplemental Retirement/Savings Plan, as amended and restated effective December 31, 2008.

10.b	Polaris Industries Inc. Senior Executive Annual Incentive Compensation Plan, as amended and restated effective December 31, 2008.

10.c	Polaris Industries Inc. Long Term Incentive Plan, as amended and restated effective December 31, 2008.

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